Exhibit 99.1

3555 Veterans Memorial Highway, Suite C
Ronkonkoma, NY 11779
(631) 981-9700 - www.lakeland.com

Lakeland Industries Announces Preliminary Financial Results for the Fiscal 2018 Second Quarter and Launch of Secondary Offering of Common Stock

RONKONKOMA, NY – August 16, 2017 -- Lakeland Industries, Inc. (NASDAQ: LAKE) (the “Company” or “Lakeland”), a leading global manufacturer of protective clothing for industry, healthcare and to first responders on the federal, state and local levels, today announced certain preliminary unaudited financial results for its fiscal 2018 second quarter ended July 31, 2017. The Company also announced today that it intends to offer shares of its common stock in an underwritten public offering. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

Preliminary Fiscal 2018 Second Quarter Financial Results

For the second quarter of fiscal year 2018, Lakeland estimates its revenue to range from $23.0 million to $25.0 million, net income to range from $1.4 million to $1.6 million, earnings per share to range from $0.19 to $0.21, and Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA*) to range from $2.2 million to $2.4 million.

The revenue, net income, earnings per share and EBITDA estimates presented above are preliminary and subject to revision based upon the completion of the Company’s quarter-end financial closing process and completion of our consolidated financial statements and are not meant to be comprehensive for this period. These preliminary estimates have been prepared by, and are the responsibility of, the Company’s management based upon the most current information available to them. Such preliminary estimates have not been subject to any audit procedures, review procedures, or any procedures by our independent registered public accounting firm. Following the completion of our quarter-end financial closing process, we may report financial results that could differ significantly from these estimates.

For more information on the non-GAAP financial measures, please see the Reconciliation of GAAP to non-GAAP Financial Measures table in this press release.

The information presented herein should not be considered a substitute for the financial information to be filed with the SEC in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2017 once it becomes available. The Company has no intention or obligation to update the preliminary estimated unaudited financial results in this release prior to filing its Quarterly Report on Form 10-Q for quarter ended July 31, 2017.

Financial Results Conference Call

Lakeland will issue its actual financial results for the fiscal 2018 second quarter and conduct a conference call on Wednesday, September 13, 2017. Details for the conference call will be announced in advance of the issuance of the earnings press release.

Additional Offering Information

Roth Capital Partners and Craig-Hallum Capital Group are acting as joint book-running managers for the offering. The underwriters are expected to have a 45-day option to purchase an additional 15% of the shares of common stock sold in the primary offering to cover overallotments, if any.

The Company expects to use the net proceeds from the offering for building additional overseas manufacturing facilities, payment of capital expenditures associated with equipment, repayment of all borrowings under its line of credit, and general corporate purposes.

The shares described above are being offered by the Company pursuant to a shelf registration statement on Form S-3 previously filed with and declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on April 11, 2017. The shares may be offered only by means of a prospectus. Once available, copies of the preliminary prospectus supplement and accompanying base prospectus relating to this offering will be filed with the SEC and will be available on the SEC’s website at http://www.sec.gov and may also be obtained from Roth Capital Partners, LLC, 888 San Clemente Drive, Suite 400, Newport Beach, California 92660, telephone (949) 720-7227 or email at rothecm@roth.com and from Craig-Hallum Capital Group LLC, 222 South 9th Street, Suite 350, Minneapolis, MN 55402, telephone (612) 334-6300 or email at prospectus@chlm.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Lakeland Industries, Inc.:

Lakeland Industries, Inc. (NASDAQ: LAKE) manufactures and sells a comprehensive line of safety garments and accessories for the industrial protective clothing market. The Company’s products are sold by a direct sales force and through independent sales representatives to a network of over 1,200 safety and mill supply distributors. These distributors in turn supply end user industrial customers such as chemical/petrochemical, automobile, steel, glass, construction, smelting, janitorial, pharmaceutical and high technology electronics manufacturers, as well as hospitals and laboratories. In addition, Lakeland supplies federal, state, and local government agencies, fire and police departments, airport crash rescue units, the Department of Defense, the Centers for Disease Control and Prevention, and many other federal and state agencies. For more information concerning Lakeland, please visit the Company online at www.lakeland.com.

Contacts:
Lakeland Industries, Inc.	Darrow Associates
631-981-9700	512-551-9296
Christopher Ryan, CJRyan@lakeland.com	Jordan Darrow, jdarrow@darrowir.com
Teri W. Hunt, TWHunt@lakeland.com

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Forward-looking statements involve risks, uncertainties and assumptions as described from time to time in Press Releases and Forms 8-K, registration statements, quarterly and annual reports and other reports and filings filed with the Securities and Exchange Commission or made by management. All statements, other than statements of historical facts, which address Lakeland’s expectations of sources or uses for capital or which express the Company’s expectation for the future with respect to financial performance or operating strategies can be identified as forward-looking statements. As a result, there can be no assurance that Lakeland’s future results will not be materially different from those described herein as “believed,” “projected,” “planned,” “intended,” “anticipated,” “estimated” or “expected,” or other words which reflect the current view of the Company with respect to future events. We caution readers that these forward-looking statements speak only as of the date hereof. The Company hereby expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company’s expectations or any change in events conditions or circumstances on which such statement is based.

*Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses the following non-GAAP financial measure: EBITDA. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses this non-GAAP financial measure for financial and operational decision making and as a means to evaluate period-to-period comparisons. The Company believes that it provides useful information about operating results, enhances the overall understanding of past financial performance and future prospects, and allows for greater transparency with respect to key metrics used by management in its financial and operational decision making. The non-GAAP financial measure used by the Company in this press release may be different from the methods used by other companies. A reconciliation of GAAP to non-GAAP Financial Measures will be provided with the announcement of complete financial results for the quarter ended July 31, 2017. These accompanying tables will include details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliations between these financial measures.

Reconciliation to GAAP ($000)

	Guidance Range Minimum	Guidance Range Maximum
Net Income	$1,420	$1,560
Depreciation and amortization	220	220
Interest expense	60	60
Income tax	500	560
EBITDA	$2,220	$2,400